AMENDMENT NO. 1
TO
SHARE PURCHASE AND MERGER AGREEMENT

DATE:	July 30, 2007

AGREEMENT:
Share Purchase and Merger Agreement dated as of June 1, 2007 by and among itLinkz Group, Inc. (“ILKZ”), Landway Acquisition Corp. (the “Merger Sub”), Landway Nano Bio-Tech, Inc. (“Landway”), Huaqin Zhou and Xiaojin Wang (the “Investors”), and Jeremy Feakins (the “Principal Shareholder”).

PREMISES:

1.	The Agreement provides for the simultaneous purchase by the Investors from ILKZ of 500 shares of Series B Convertible Preferred Stock and the merger of the Merger Sub into Landway.
2.	The Parties have not completed all of the conditions precedent to closing of the merger.
3.	The Parties wish to complete the stock purchase by the Investors prior to closing of the merger.

NOW, THEREFORE, it is agreed:

1.
On July 31, 2007 (the “Share Purchase Closing Date”) the purchase and sale of the Purchased Shares, as contemplated by Section 1.01(b) of the Agreement, shall be completed.  The Investors shall wire $530,000 to the account of ILKZ, and ILKZ shall issue to the Investors the Purchased Shares.

2.
ILKZ hereby represents and warrants to the Investors that all of the representations and warranties of ILKZ made in the Agreement are true and correct and shall be true and correct on the Share Purchase Closing Date as if made on that date.

3.	Section 1.03 and Section 6.01(e) of the Agreement are hereby modified to replace the words “July 31, 2007” with the words “September 30, 2007.”

4.	Except as specifically modified herein, the Agreement remains in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 1 to Share Purchase and Merger Agreement as of the date first above written.

ITLINKZ GROUP, INC.

By:	/s/ Jeremy P. Feakins
Name:	Jeremy P. Feakins
Title:	Chief Executive Officer

LANDWAY ACQUISITION CORP.

By:	/s/ Jeremy P. Feakins
Name:	Jeremy P. Feakins
Title:	Chief Executive Officer

LANDWAY NANO BIO-TECH, INC.

By:	/s/ Huakang Zhou
Name:	Huakang Zhou
Title:	President

INVESTORS	PRINCIPAL SHAREHOLDER

/s/ Huaqin Zhou	/s/ Jeremy P. Feakins
HUAQIN ZHOU	JEREMY P. FEAKINS

/s/ Xiaojin Wang
XIAOJIN WANG